 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	June 2, 2014

American River Bankshares

(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 16 Pages

The Index to Exhibits is on Page 3

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2014, the registrants subsidiary, American River Bank, entered into an employment agreement, effective May 12, 2014, with recently hired Chief Credit Officer Loren E. Hunter.

The foregoing description is qualified by reference to the Employment Agreement attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

(99.1)	Employment Agreement between American River Bank and Loren E. Hunter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
June 2, 2014	Mitchell A. Derenzo, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Employment Agreement between American River Bank and Loren E. Hunter	4